Exhibit 99.01

Chegg Reports Third Quarter 2014 Results

Record Revenue of $81.5 Million On Accelerating Growth of 32% Driven by

Digital Businesses; Total Reach Expands to 15 Million Students

SANTA CLARA, Calif., November 3, 2014 /PRNewswire/ — Chegg, Inc. (NYSE:CHGG), the Student Hub, today reported financial results for the three months ended September 30, 2014.

“We had a great Q3 as we delivered record revenues and accelerating growth driven by our digital businesses and are very excited to announce two new partnerships for 2015,” said Dan Rosensweig, chairman and CEO of Chegg.

He continued, “we are very excited today to announce a multi-year partnership with Blackboard that represents a significant new opportunity to enable millions of students to directly access Chegg’s Digital Learning and Career Services through their college’s website.”

Rosensweig added, “We are also thrilled to announce a multi-year partnership with Fanatics beginning in 2015 which enables our students to buy their favorite college gear through Chegg.”

Q3 2014 Financial Highlights:

•	Revenue of $81.5 million, an increase of 32% compared to Q3 2013;

•	Digital Revenue grew 102% year-over-year to $26.2 million, or 32% of total revenues compared to 21% in Q3 2013;

•	Print Revenue of $55.3 million, an increase of 14% compared to Q3 2013;

•	GAAP Gross Profit was $13.3 million;

•	Non GAAP Gross Profit was $13.4 million;

•	Adjusted EBITDA was ($16.8) million;

•	GAAP Net Loss was ($32.4) million; and

•	Non-GAAP Net Loss was ($18.1) million.

Business Highlights:

•	15 million: Total number of College and High School Students in the Chegg network;

•	Acquired: Internships.com, adding approximately 2 million new college students to the Chegg network;

•	Partnered:

•	With Blackboard, enabling millions of college students to access Chegg’s Digital Learning and Career Services directly through their college’s website;

•	With Fanatics to enable millions of students to buy their favorite college gear through Chegg

•	$236 million: the amount of money Chegg saved students and their families in Q3 2014;

•	18%: the year-over-year growth in the number Chegg customers;

•	49%: the year-over-year growth in the number of digital services customers; and

Business Outlook:

Fourth Quarter 2014

•	Revenue in the range of $82 million and $87 million;

•	Digital Revenue in the range of $27 million and $30 million;

•	Total Gross Margin on both a GAAP and Non-GAAP basis of approximately 47%; and

•	Adjusted EBITDA in the range of $12 million and $15 million.

Adjusted EBITDA guidance for the fourth quarter includes approximately $17.5 million for textbook depreciation and excludes approximately $11.6 million for stock-based compensation; $1.7 million for amortization of intangible assets; and $0.8 million for acquisition-related costs. It assumes, among other things, that no additional business acquisitions, investments, restructurings, or legal settlements are concluded and that there are no further revisions to stock-based compensation estimates.

Conference Call and Webcast Information

The Chegg Third Quarter teleconference and webcast is scheduled to begin at 2:00 p.m. Pacific Standard Time on Monday, November 3, 2014. To access the call, please dial (877) 407-4018, or outside the U.S. +1 (201) 689-8471, five minutes prior to 2:00 p.m. Pacific Standard Time (or 5:00 p.m. Eastern Standard Time). A live webcast of the call will also be available at http://investor.chegg.com under the Events & Presentations menu. An audio replay will be available beginning at 8:00 p.m. Eastern Standard Time November 3, 2014, until 11:59 p.m. Eastern Standard Time November 10, 2014, by calling (877) 870-5176 or +1 (858) 384-5517, with Conference ID 13593537. An audio archive of the call will also be available at http://investor.chegg.com.

A brief slide presentation providing an overview of the third quarter results and additional segment detail may be viewed at http://investor.chegg.com/events-and-presentations/event-calendar/default.aspx.

Use of Investor Relations Website for Regulation FD Purposes

Chegg also uses its media center website, http://www.chegg.com/mediacenter, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor http://www.chegg.com/mediacenter, in addition to following press releases, Securities Exchange Commission filings and public conference calls and webcasts.

About Chegg

Chegg puts students first. As the leading student-first connected learning platform, the company makes higher education more affordable, more accessible, and more successful for students. Chegg is a publicly-held company based in Santa Clara, California and trades on the NYSE under the symbol CHGG. For more information, visit www.chegg.com.

Use of Non-GAAP Measures

To supplement Chegg’s financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP gross profit and margin, non-GAAP operating expenses, non-GAAP net loss and diluted earnings per share and free cash flow. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures” and “Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA.”

The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. Chegg defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for textbook depreciation and to exclude stock-based compensation expense, acquisition-related compensation costs, and other income (expense), net, which includes the revaluation of preferred stock warrants. Non-GAAP gross profit is defined as gross profit excluding stock-based compensation. Non-GAAP gross margin is non-GAAP gross profit divided by revenue. Non-GAAP net loss is defined as net loss excluding stock-based compensation, amortization of intangible assets, acquisition related compensation costs and an acquisition related income tax benefit. Non-GAAP diluted earnings per share is defined as non-GAAP net loss divided by weighted-average diluted shares outstanding. Free Cash Flow is defined as cash flow from operations plus net book investment, business acquisition and investment in property, plant and equipment. Chegg may consider whether significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Chegg believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Chegg’s performance by excluding certain items that may not be indicative of Chegg’s core business, operating results or future outlook. Chegg management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Chegg’s operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Chegg’s performance to prior periods.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which include, without limitation those regarding Chegg’s “Business Outlook” (“Fourth Quarter 2014”), and Chegg’s expectations regarding the Blackboard and Fanatics partnerships. These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: challenges in integrating the Blackboard and Fanatics strategic alliances; Chegg’s anticipated continued benefits from its partnership with the Ingram Content Group; changes in Chegg’s addressable market; competition, including changes in the competitive environment, pricing changes, and increased competition; Chegg’s ability to build and expand its digital services offerings, including to develop new products and services and on a cost-effective basis and to integrate acquired businesses and assets; Chegg’s ability to attract new students, increase engagement and increase monetization; expenses that exceed expectations; the impact of seasonality on the business; and general economic and industry conditions. These and other important risk factors are described more fully in documents filed with the Securities and Exchange Commission, including Chegg’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2014, and could cause actual results to vary from expectations. Additional information will also be set forth in Chegg’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. All information provided in this release and in the conference call is as of the date hereof and Chegg undertakes no duty to update this information except as required by law.

CHEGG, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except for number of shares and par value )

	September 30, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$53,186	$76,864
Short-term investments	30,035	37,071
Accounts receivable, net of allowance for doubtful accounts of $835 and $317 at September 30, 2014 and December 31, 2013, respectively	15,758	7,091
Prepaid expenses	3,391	2,134
Other current assets	8,679	1,149

Total current assets	111,049	124,309
Long-term investments	14,124	24,320
Textbook library, net	105,205	105,108
Property and equipment, net	18,298	18,964
Goodwill	86,685	49,545
Intangible assets, net	10,972	3,311
Other assets	1,800	1,814

Total assets	$348,133	$327,371

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,063	$4,078
Deferred revenue	72,462	22,804
Accrued liabilities	29,563	21,270

Total current liabilities	108,088	48,152
Long-term liabilities:
Other liabilities	5,315	4,979

Total long-term liabilities	5,315	4,979

Total liabilities	113,403	53,131
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value –10,000,000 shares authorized, no shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	—	—

Common stock, $0.001 par value – 400,000,000 shares authorized at September 30, 2014 and December 31, 2013, respectively; 83,738,790 and 81,708,202 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	84	82
Additional paid-in capital	506,208	479,279
Accumulated other comprehensive loss	(1)	(6)
Accumulated deficit	(271,561)	(205,115)

Total stockholders’ equity	234,730	274,240

Total liabilities and stockholders’ equity	$348,133	$327,371

CHEGG, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net revenues	$81,532	$61,587	$220,417	$178,459
Cost of revenues (1)	68,281	58,425	172,362	137,486

Gross profit	13,251	3,162	48,055	40,973

Operating expenses:
Technology and development (1)	13,490	9,999	36,999	29,351
Sales and marketing (1)	23,453	14,223	53,297	36,645
General and administrative (1)	10,986	6,247	31,480	20,530
Gain on liquidation of textbooks	(2,044)	(2,403)	(5,844)	(3,012)

Total operating expenses	45,885	28,066	115,932	83,514

Loss from operations	(32,634)	(24,904)	(67,877)	(42,541)
Interest and other income (expense), net:
Interest expense, net	(67)	(1,306)	(255)	(3,662)
Other income (expense), net	541	(2,840)	817	(3,688)

Total interest and other income (expense), net	474	(4,146)	562	(7,350)

Loss before provision for (benefit from) income taxes	(32,160)	(29,050)	(67,315)	(49,891)

Provision for (benefit from) income taxes	281	205	(869)	542

Net loss	$(32,441)	$(29,255)	$(66,446)	$(50,433)

Net loss per share, basic and diluted	$(0.39)	$(2.27)	$(0.80)	$(4.04)

Weighted average shares used to compute net loss per share, basic and diluted	83,688	12,873	82,963	12,488

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$160	$126	$472	$422
Technology and development	3,235	1,530	8,252	4,874
Sales and marketing	4,476	564	8,071	2,063
General and administrative	3,923	1,637	10,410	4,529

	$11,794	$3,857	$27,205	$11,888

CHEGG, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities
Net loss	$(66,446)	$(50,433)
Adjustments to reconcile net loss to net cash provided by operating activities:
Textbook library depreciation expense	54,220	45,287
Amortization of warrants and deferred loan costs	152	1,516
Other depreciation and amortization expense	7,823	8,080
Stock-based compensation expense	27,205	11,888
Provision for bad debts	516	194
Gain on liquidation of textbooks	(5,844)	(3,012)
Loss from write-off of textbooks	10,133	3,289
Deferred income taxes	(1,626)	—
Revaluation of preferred stock warrants	—	3,906
Realized gain on sale of securities	(18)	—
Change in assets and liabilities, net of effect of acquisitions of businesses:
Accounts receivable	(3,633)	(2,382)
Prepaid expenses and other current assets	(8,356)	(1,156)
Other assets	(147)	(4,087)
Accounts payable	(319)	2,605
Deferred revenue	49,528	52,115
Accrued liabilities	4,826	4,285
Other liabilities	(12)	46

Net cash provided by operating activities	68,002	72,141

Cash flows from investing activities
Purchases of textbooks	(99,469)	(108,492)
Proceeds from liquidation of textbooks	40,175	32,555
Purchases of marketable securities	(63,872)	—
Proceeds from sales of marketable securities	42,708	—
Maturities of marketable securities	38,230	—
Purchases of property and equipment	(3,807)	(5,204)
Acquisition of businesses, net of cash acquired	(43,872)	—

Net cash used in investing activities	(89,907)	(81,141)

Cash flows from financing activities
Proceeds from debt obligations	—	21,000
Payments of debt obligations	—	(20,000)
Proceeds from issuance of common stock under employee stock plans	2,001	2,897
Payment of taxes related to net share settlement of RSUs	(3,774)	—

Net cash (used in) provided by financing activities	(1,773)	3,897

Net decrease in cash and cash equivalents	(23,678)	(5,103)

Cash and cash equivalents at beginning of period	76,864	21,030

Cash and cash equivalents at end of period	$53,186	$15,927

Supplemental cash flow data
Cash paid during the period for:
Interest paid	$88	$2,338

Income tax paid	$518	$388

Non-cash investing and financing activities
Accrued purchases of long-lived assets	$6,736	$7,576

Issuance of common stock warrants in connection with consulting services	$—	$130

Issuance of common stock related to acquisition	$1,585	$—

CHEGG, INC.

Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net loss	$(32,441)	$(29,255)	$(66,446)	$(50,433)
Interest expense, net	67	1,306	255	3,662
Provision (benefit) for income taxes	281	205	(869)	542
Textbook library depreciation expense	16,091	14,470	54,220	45,287
Other depreciation and amortization	3,280	2,452	7,823	8,080

EBITDA	(12,722)	(10,822)	(5,017)	7,138
Textbook library depreciation expense	(16,091)	(14,470)	(54,220)	(45,287)
Stock-based compensation expense	11,794	3,857	27,205	11,888
Other (income) expense, net	(541)	2,840	(817)	3,688
Acquisition related compensation costs	809	—	1,071	—

Adjusted EBITDA	$(16,751)	$(18,595)	$(31,778)	$(22,573)

CHEGG, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

`	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net revenues	$81,532	$61,587	$220,417	$178,459
GAAP cost of revenues	(68,281)	(58,425)	(172,362)	(137,486)
Stock-based compensation expense	160	126	472	422

Non-GAAP gross profit	$13,411	$3,288	$48,527	$41,395

GAAP gross margin %	16.3%	5.1%	21.8%	23.0%
Non-GAAP gross margin %	16.4%	5.3%	22.0%	23.2%

GAAP operating expenses	$45,885	$28,066	$115,932	$83,514
Stock-based compensation expense	(11,634)	(3,731)	(26,733)	(11,466)
Amortization of intangible assets	(1,692)	(992)	(3,296)	(2,726)
Acquisition related compensation costs	(809)	—	(1,071)	—

Non-GAAP operating expenses	$31,750	$23,343	$84,832	$69,322

GAAP operating expenses as a percent of net revenues	56.3%	45.6%	52.6%	46.8%
Non-GAAP operating expenses as a percent of net revenues	38.9%	37.9%	38.5%	38.8%

GAAP operating loss	$(32,634)	$(24,904)	$(67,877)	$(42,541)
Stock-based compensation expense	11,794	3,857	27,205	11,888
Amortization of intangible assets	1,692	992	3,296	2,726
Acquisition related compensation costs	809	—	1,071	—

Non-GAAP operating loss	$(18,339)	$(20,055)	$(36,305)	$(27,927)

GAAP net loss	$(32,441)	$(29,255)	$(66,446)	$(50,433)
Stock-based compensation expense	11,794	3,857	27,205	11,888
Amortization of intangible assets	1,692	992	3,296	2,726
Acquisition related compensation costs	809	—	1,071	—
Acquisition related income tax benefit	—	—	(1,626)	—

Non-GAAP net loss	$(18,146)	$(24,406)	$(36,500)	$(35,819)

Non-GAAP net loss per share, basic	$(0.22)	$(1.90)	$(0.44)	$(2.87)

Non-GAAP net loss per share, diluted	$(0.22)	$(1.90)	$(0.44)	$(2.87)

Weighted average shares used to compute net loss per share, basic	83,688	12,873	82,963	12,488

Weighted average shares used to compute net loss per share, diluted (Non-GAAP)	83,688	12,873	82,963	12,488